Fees Summary	Jan. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 51,374,584.00
Previously Paid Amount	0.00
Total Fee Amount	7,095.00
Total Offset Amount	0.00
Net Fee	$ 7,095.00